UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 17, 2007
ALION SCIENCE AND TECHNOLOGY
CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-89756	54-2061691

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1750 Tysons Boulevard
10 West 35th Street	Suite 1300
Chicago, IL 60616	McLean, VA 22102
(312) 567-4000	(703) 918-4480

(Address, including Zip Code and Telephone Number, including
Area Code, of Principal Executive Offices)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 17, 2007, Alion Science and Technology Corporation (the “Registrant”) entered into an Employment Agreement (the “Mendler Employment Agreement”) with Stacy Mendler (“Mendler”), who is the Chief Operating Officer and an Executive Vice President of the Registrant, pursuant to which the Registrant and Mendler agreed upon the terms of Mendler’s continued employment with the Registrant. Pursuant to the terms of the Mendler Employment Agreement, the Registrant has agreed to continue to pay Mendler a base salary of not less than Three Hundred Twenty-Five Thousand Forty-Six Dollars ($325,046) per year, subject to adjustments in the discretion of the Board of Directors of the Registrant.
A copy of the Mendler Employment Agreement is attached to this current report on Form 8-K as Exhibit 10.87 and is incorporated by reference as though it were fully set forth herein. The foregoing summary description of the Mendler Employment Agreement and the transactions contemplated thereby is not intended to be complete, and is qualified in its entirety by the complete text of the Mendler Employment Agreement.
On July 17, 2007, Alion Science and Technology Corporation (the “Registrant”) entered into an Employment Agreement (the “Hughes Employment Agreement”) with John M. Hughes (“Hughes”), who is the Chief Financial Officer and an Executive Vice President of the Registrant, pursuant to which the Registrant and Hughes agreed upon the terms of Hughes’s continued employment with the Registrant. Pursuant to the terms of the Hughes Employment Agreement, the Registrant has agreed to continue to pay Hughes a base salary of not less than Three Hundred Ten Thousand Five Hundred Twenty-Eight Dollars ($310,528) per year, subject to adjustments in the discretion of the Board of Directors of the Registrant.
A copy of the Hughes Employment Agreement is attached to this current report on Form 8-K as Exhibit 10.88 and is incorporated by reference as though it were fully set forth herein. The foregoing summary description of the Hughes Employment Agreement and the transactions contemplated thereby is not intended to be complete, and is qualified in its entirety by the complete text of the Hughes Employment Agreement.
On July 17, 2007, Alion Science and Technology Corporation (the “Registrant”) entered into an Employment Agreement (the “Goff Employment Agreement”) with Leroy R. Goff (“Goff”), who is a Senior Vice President of the Registrant and Sector Manager for the Registrant’s Defense Operations Integration Sector, pursuant to which the Registrant and Goff agreed upon the terms of Goff’s continued employment with the Registrant. Pursuant to the terms of the Goff Employment Agreement, the Registrant has agreed to continue to pay Goff a base salary of not less than Three Hundred Ten Thousand Twenty-Seven Dollars ($310,027) per year, subject to adjustments in the discretion of the Board of Directors of the Registrant.
A copy of the Goff Employment Agreement is attached to this current report on Form 8-K as Exhibit 10.89 and is incorporated by reference as though it were fully set forth herein. The foregoing summary description of the Goff Employment Agreement and the transactions contemplated thereby is not intended to be complete, and is qualified in its entirety by the complete text of the Goff Employment Agreement.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

10.87	Employment Agreement by and between Alion Science and Technology Corporation and Stacy Mendler.

10.88	Employment Agreement by and between Alion Science and Technology Corporation and John M. Hughes.

10.89	Employment Agreement by and between Alion Science and Technology Corporation and Leroy R. Goff.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 20, 2007

ALION SCIENCE AND TECHNOLOGY CORPORATION
By:	/s/ James C. Fontana
	Name:	James C. Fontana
	Title:	Senior VP and General Counsel

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